Dreyfus Premier

New York Municipal

Bond Fund

SEMIANNUAL REPORT May 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus Premier New York Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier New York Municipal Bond Fund, covering the six-month period from December 1, 1999 through May 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

The U.S. economy grew strongly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates three times during the reporting period. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points since June 1999, before the current reporting period began. Despite an encouraging rally during the first quarter of 2000, higher interest rates generally led to an erosion of municipal bond prices during the reporting period.

We appreciate your confidence over the past six months and we look forward to your continued participation in Dreyfus Premier New York Municipal Bond Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

June 15, 2000




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund perform during the period?

For the six-month reporting period ended May 31, 2000, the fund achieved a total return of 0.97% for Class A shares, 0.64% for Class B shares and 0.52% for Class C shares.(1) In comparison, the fund's peer group, as measured by the Lipper New York Municipal Debt Funds category average, achieved a total return of 0.55% for the same period.(2)

We attribute the fund's good relative performance to our defensive strategy for our core holdings during a difficult investment environment. In addition, we believe that the fund's yield benefited from our focus on income generated by bonds that we consider to be shorter term, more opportunistic holdings.

What is the fund's investment approach?

The fund's objective is to seek a high level of federal, New York state and New York City tax-exempt income as is consistent with the preservation of capital from a diversified portfolio of municipal bonds from New York issuers

In managing the fund, we attempt to add value by selecting tax-exempt bonds in the maturity ranges that we believe are most likely to provide the highest yields. These bonds comprise the portfolio's long-term core position. We augment the core position with shorter term holdings in bonds that we believe have the potential to provide both competitive yields and the potential for capital appreciation.

What other factors influenced the fund's performance?

The  fund  was  influenced  by  changing market conditions and shifting investor sentiment  over  the  past  six  months.  Although  the  first  quarter  of 2000
experienced   an   encouraging  municipal  bond  market  rally,  the
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

months immediately preceding and following the first quarter saw a more difficult investment environment. As a result, performance on a total return basis was generally flat over the full six-month reporting period.

When the reporting period began on December 1, 1999, investors had become concerned that strong economic growth in U.S. and worldwide economies might rekindle long-dormant inflationary pressures, especially wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board (the "Fed") raised short-term interest rates three times during the reporting period, causing most bond prices to fall,
including    those    of    many    of    the    fund'   s    holdings.

In addition, municipal bond prices fell because of adverse supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies have recently participated less in the tax-exempt bond market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and, therefore, drove municipal bond prices down, including those of many of the fund's holdings. During the first few months of 2000, however, issuance of municipal bonds nationally declined sharply compared to the same period one year ago. This supply reduction, combined with continued robust demand from individual investors, helped support a brief rebound of municipal bond prices, from which the fund's holdings benefited.

Although New York is considered a high-issuance state, the supply of newly issued bonds has declined there as well. Some New York municipalities that refinanced bond issues during the low interest-rate environment over the past several years are expected to be absent from this year's municipal bond marketplace. As a result, we believe that New York municipal bonds are currently trading at attractive levels compared to bonds from other states.


What is the fund's current strategy?

We began to adopt a more defensive posture in the wake of the market rally that took place during the first quarter of 2000, and we have generally maintained that posture through the end of the reporting period. That's because we anticipated the Fed's May 16 interest-rate hike, which at 0.50 percentage points was particularly severe. This provided us with the flexibility to add issues with strong income characteristics and call protection as the effect of the rate increase filtered through the market. However, we are aware that more rate hikes may be implemented in the near future should inflationary fears persist.

From a security selection perspective, we have recently been reducing our holdings of bonds that may be close to early redemption by their issuers. That's because municipal bonds tend to have limited appreciation potential when they
are   close   to   early   redemption,   also   known   as  their  call  dates.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

2  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

May 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                             Principal

LONG-TERM MUNICIPAL INVESTMENTS--97.9%                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--90.9%

Albany Industrial Development Agency:

  Lease Revenue:

    (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      1,345,000               1,355,787

      (New York State Department of Health

         Building Project) 7.25%, 10/1/2010                                                   1,395,000               1,429,429

   Civic Facility Revenue (Sage Colleges Project):

      5.25%, 4/1/2019                                                                         1,140,000               1,009,550

      5.30%, 4/1/2029                                                                         1,000,000                 856,790

Erie County Industrial Development Agency,

  Life Care Community Revenue

   (Episcopal Church Home) 6%, 2/1/2028                                                       2,250,000               1,826,325

Housing New York Corp., Local or Guaranteed Housing

   Revenue 5.50%, 11/1/2010                                                                   2,650,000               2,621,963

Huntington Housing Authority, Senior Housing

  Facility Revenue (Gurwin Jewish

   Senior Residences) 6%, 5/1/2029                                                            1,370,000               1,088,328

Long Island Power Authority, Electric Power and Light

   System Revenue 5.25%, 12/1/2026 (Insured; MBIA)                                            2,000,000               1,767,280

Metropolitan Transportation Authority:

  Commuter Facilities Revenue

      5.70%, 7/1/2017 (Insured; MBIA)                                                         5,895,000                5,809,346

   Transit Facilities Revenue:

      4.971% 7/1/2014                                                                         2,000,000  (a)           1,758,860

      6%, 7/1/2016 (Insured; FSA)                                                             3,000,000                3,052,620

Newburg Industrial Development Agency, IDR (Bourne and

  Kenney Redevelopment Co.) :

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                      830,000                 768,887

      5.75%, 8/1/2032 (Guaranteed; SONYMA)                                                    1,000,000                 916,560

New York City:

   6.75%, 2/1/2009                                                                            2,000,000               2,161,020

   6%, 8/1/2017                                                                               3,000,000               3,004,950

   6%, 5/15/2020                                                                              2,000,000               1,982,720

   6.625%, 8/1/2025                                                                           4,095,000               4,225,057

New York City Housing Development Corp., MFHR

   5.625%, 5/1/2012                                                                           1,415,000               1,396,223

New York City Industrial Development Agency:

  Civic Facility Revenue:

    Lease Revenue (College of Aeronautics Project)

         5.45%, 5/1/2018                                                                      1,000,000                 885,980

      (YMCA of Greater New York Project)

         5.80%, 8/1/2016                                                                      1,000,000                 962,290


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Industrial Development Agency (continued):

   IDR (Laguardia Association LP Project) 6%, 11/1/2028                                       2,750,000                2,316,765

   Special Facility Revenue:

      (American Airlines Inc. Project)

         6.90%, 8/1/2024                                                                      2,000,000                2,007,980

      (Terminal One Group Association Project)

         6%, 1/1/2019                                                                         3,000,000                2,955,270

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue:

      5.50%, 6/15/2023                                                                        2,000,000                1,851,340

      5.50%, 6/15/2032 (Insured; FGIC)                                                        2,500,000                2,306,325

New York City Transitional Finance Authority, Revenue:

   6%, 11/15/2013                                                                             2,000,000                2,068,100

   5%, 5/1/2029                                                                               3,000,000                2,532,660

New York State Dormitory Authority, Revenues:

   4201 Schools Program 5%, 7/1/2018                                                          1,400,000                1,209,894

   (Consolidated City University System):

      5.75%, 7/1/2009 (Insured; AMBAC)                                                        3,000,000                3,069,030

      5.25%, 7/1/2014 (Insured; FGIC)                                                         1,500,000                1,431,675

      5.50%, 7/1/2016 (Insured; AMBAC)                                                        2,200,000                2,134,814

      5.625%, 7/1/2016                                                                        4,000,000                3,933,360

   Health Hospital and Nursing Home:

      (Carmel Richmond Nursing Home)

         5%, 7/1/2015 (LOC; Allied Irish Bank PLC)                                            3,515,000                3,094,360

      (Department of Health) 5.75%, 7/1/2017                                                  1,000,000                  959,540

      (Ideal Senior Living Center Housing Corp.)

         5.90%, 8/1/2026 (Insured; MBIA; FHA)                                                 1,000,000                  977,110

      (Miriam Osborn Memorial Home)

         6.875%, 7/1/2019 (Insured; ACA)                                                      1,000,000                1,053,690

      (Municipal Health Facilities Improvement

         Program) 5.50%, 5/15/2024 (Insured; FSA)                                             1,000,000                  929,070

      (North General Hospital)

         5.20%, 2/15/2015 (Insured; AMBAC)                                                    2,000,000                1,870,340

   State University Educational Facilities:

      5.875%, 5/15/2017                                                                       2,000,000                2,021,380

      4.75%, 5/15/2025 (Insured; MBIA)                                                        1,000,000                  817,600

      5.50%, 5/15/2026 (Insured; FSA)                                                         5,000,000                4,626,700

New York State Environmental Facilities Corp., PCR

   (Pilgrim State Sewer Project) 6.30%, 3/15/2016                                             3,000,000                3,065,910

New York State Housing Finance Agency, Revenue:

   Health Facilities (New York City) 6%, 11/1/2007                                            4,000,000                4,084,840

   Housing Project Mortgage

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,960,000                1,994,300

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Housing Finance Agency, Revenue (continued):

  Service Contract Obligation:

      6.25%, 9/15/2010                                                                        3,000,000                3,094,260

      5.25%, 9/15/2011                                                                        1,500,000                1,426,845

      5.50%, 9/15/2018                                                                        4,000,000                3,714,400

New York State Medical Care Facilities Finance Agency,

  Hospital and Nursing Home FHA Insured Mortgage

   Revenue 6.05%, 2/15/2015                                                                   3,000,000                3,034,020

New York State Mortgage Agency, Homeownership

  Mortgage Revenue:

      6%, 4/1/2017                                                                            2,000,000                1,987,240

      5.95%, 4/1/2030                                                                         1,995,000                1,899,838

New York State Thruway Authority, Service Contract

  Revenue (Local Highway and Bridge):

      6%, 4/1/2011                                                                            5,000,000               5,090,350

      5.75%, 4/1/2016                                                                         3,000,000               2,925,240

      5.75%, 4/1/2019                                                                         2,000,000               1,916,660

New York State Urban Development Corp., Revenue,

  Correctional Capital Facilities:

      6.10%, 1/1/2011                                                                         4,000,000               4,072,320

      5.375%, 1/1/2015                                                                        2,850,000               2,666,488

      5.70%, 1/1/2016                                                                         9,350,000               9,072,586

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   5.625%, 4/1/2029 (Insured; MBIA)                                                           2,000,000              1,862,660

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.625%, 1/1/2018                                                 1,000,000                806,340

Rensselaer County Industrial Development Agency, IDR

  (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Norstar Bank)                                                        1,500,000              1,653,630

Scotia Housing Authority, Housing Revenue

   (Coburg Village Inc. Project) 6.15%, 7/1/2028                                              3,000,000              2,481,480

Triborough Bridge and Tunnel Authority, Revenue:

   Highway and Toll 6%, 1/1/2012                                                              2,000,000              2,085,600

   Lease (Convention Center Project)

      7.25%, 1/1/2010                                                                         1,000,000              1,093,390

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          4,000,000              3,958,680

Ulster County Industrial Development Agency, Civic Facility

   Revenue (Benedictine Hospital Project) 6.40%, 6/1/2014                                       730,000                666,490


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Watervliet Housing Authority, Residential Housing

   Revenue (Beltrone Living Center Project) 6%, 6/1/2028                                      1,000,000                840,670

Yonkers 5.50%, 9/1/2012 (Insured; FGIC)                                                       1,235,000              1,229,986

Yonkers Industrial Development Agency, Civic Facility

   Revenue (Saint Joseph's Hospital) 5.90%, 3/1/2008                                          1,700,000              1,581,816

U.S. RELATED --7.0%

Guam Airport Authority, Airport Revenue 6.70%, 10/1/2023                                      2,000,000              2,015,860

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      5%, 7/1/2038 (Insured; MBIA)                                                            2,500,000              2,112,425

      6%, 7/1/2039                                                                            3,500,000              3,445,330

Puerto Rico Industrial Medical Educational and

  Environmental Pollution Control Facilities Financing

  Authority, HR (Saint Luke's Hospital Project)

   6.25%, 6/1/2010 (Prerefunded 6/1/2006)                                                     1,100,000  (b)           1,152,822

Virgin Islands Public Finance Authority, Revenue

   5.50%, 10/1/2014                                                                           3,000,000                2,830,710

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $166,256,559)                                                                                               162,910,154
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.7%
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK;

New York City, VRDN

   4.40% (Insured; MBIA, SBPA; Credit Agricole Indosez)                                       2,500,000  (c)           2,500,000

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

  (Versatile Structure Obligation)

   4.45% (SBPA; Bank of Nova Scotia)                                                          3,700,000  (c)           3,700,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $6,200,000)                                                                                                   6,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $172,456,559)                                                                           101.6%              169,110,154

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.6%)              (2,633,519)

NET ASSETS                                                                                       100.0%              166,476,635

                                                                      The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations


ACA                   American Capital Access

AMBAC                 American Municipal Bond

                         Assurance Corporation

FGIC                  Financial Guaranty Insurance

                         Company

FHA                   Federal Housing Administration

FSA                   Financial Security Assurance

HR                    Hospital Revenue

IDR                   Industrial Development Revenue

LOC                   Letter of Credit

MBIA                  Municipal Bond Investors Assurance

                         Insurance Corporation

MFHR                  Multi-Family Housing Revenue

PCR                   Pollution Control Revenue

SBPA                  Standby Bond Purchase Agreement

SONYMA                State of New York

                         Mortgage Agency

VRDN                  Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or              Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                                   AAA                                        25.7

AA                               Aa                                    AA                                         15.1

A                                A                                     A                                          41.7

BBB                              Baa                                   BBB                                         5.3

F1                               Mig 1                                 SP1                                         3.7

Not Rated(d)                     Not Rated(d)                          Not Rated(d)                                8.5

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(C)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           172,456,559    169,110,154

Interest receivable                                                   2,905,703

Receivable for shares of Beneficial Interest subscribed                 326,767

Prepaid expenses                                                         17,758

                                                                    172,360,382
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           126,370

Cash overdraft due to Custodian                                          98,145

Payable for investment securities purchased                           5,343,562

Payable for shares of Beneficial Interest redeemed                      243,094

Accrued expenses                                                         72,576

                                                                      5,883,747
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      166,476,635
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     171,377,976

Accumulated net realized gain (loss) on investments                 (1,554,936)

Accumulated net unrealized appreciation

   (depreciation) on investments--Note 4                            (3,346,405)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     166,476,635

NET ASSET VALUE PER SHARE

                                   Class A       Class B              Class C
-------------------------------------------------------------------------------

NET ASSETS ($)                 123,575,335    40,981,197            1,920,103

Shares Outstanding               9,016,026     2,990,403              140,053
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)        13.71         13.70                13.71

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




STATEMENT OF OPERATIONS

Six Months Ended May 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,183,106

EXPENSES:

Management fee--Note 3(a)                                              475,009

Shareholder servicing costs--Note 3(c)                                 289,506

Distribution fees--Note 3(b)                                           120,882

Professional fees                                                       28,125

Registration fees                                                       19,217

Prospectus and shareholders' reports                                     8,659

Trustees' fees and expenses--Note 3(d)                                   8,619

Custodian fees                                                           5,315

Loan commitment fees--Note 2                                             1,589

Miscellaneous                                                            9,925

TOTAL EXPENSES                                                         966,846

INVESTMENT INCOME--NET                                               4,216,260
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (990,117)

Net unrealized appreciation (depreciation) on investments          (1,781,046)

NET   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (2,771,163)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                1,445,097

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                             May 31, 2000          Year Ended

                                               (Unaudited)  November 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,216,260            9,230,614

Net realized gain (loss) on investments         (990,117)              583,137

Net unrealized appreciation (depreciation)
   on investments                             (1,781,046)          (18,753,308)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   1,445,097            (8,939,557)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (3,153,318)          (6,235,168)

Class B shares                                (1,014,633)          (2,924,197)

Class C shares                                   (48,309)             (71,249)

Net realized gain on investments:

Class A shares                                  (815,622)            (919,763)

Class B shares                                  (312,580)            (571,971)

Class C shares                                   (15,884)             (10,930)

TOTAL DIVIDENDS                               (5,360,346)         (10,733,278)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 15,694,255          48,597,830

Class B shares                                  2,545,875           8,252,180

Class C shares                                    103,888           1,799,129

Dividends reinvested:

Class A shares                                  2,703,926           4,735,809

Class B shares                                    904,076           2,498,038

Class C shares                                     45,651              56,463

Cost of shares redeemed:

Class A shares                               (21,010,828)         (45,871,004)

Class B shares                               (13,204,196)         (35,793,080)

Class C shares                                  (719,174)            (730,594)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS          (12,936,527)         (16,455,229)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (16,851,776)         (36,128,064)
-------------------------------------------------------------------------------
Beginning of Period                          183,328,411          219,456,475

END OF PERIOD                                166,476,635          183,328,411

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (continued)

                                         Six Months Ended

                                             May 31, 2000          Year Ended

                                               (Unaudited)  November 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,142,119           3,286,613

Shares issued for dividends reinvested            195,906             319,256

Shares redeemed                               (1,527,729)          (3,112,276)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (189,704)              493,593
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       184,896             549,951

Shares issued for dividends reinvested             65,500             167,240

Shares redeemed                                 (956,538)          (2,426,756)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (706,142)          (1,709,565)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         7,619             123,939

Shares issued for dividends reinvested              3,304               3,814

Shares redeemed                                  (52,198)             (49,318)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (41,275)              78,435

(A) DURING THE PERIOD ENDED MAY 31, 2000, 364,620 CLASS B SHARES REPRESENTING $5,038,887 WERE AUTOMATICALLY CONVERTED TO 364,729 CLASS A SHARES AND DURING THE PERIOD ENDED NOVEMBER 30, 1999, 1,535,040 CLASS B SHARES REPRESENTING $22,638,139 WERE AUTOMATICALLY CONVERTED TO 1,535,479 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                              May 31, 2000                               Year Ended November 30,
                                                                --------------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)     1999            1998            1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.01     15.43          15.22           14.94          14.93         13.01

Investment Operations:

Investment income--net                                 .35       .69            .69             .71            .73           .75

Net realized and unrealized
   gain (loss) on investments                         (.21)    (1.31)           .45             .35            .01          1.92

Total from Investment Operations                       .14     (.62)           1.14            1.06            .74          2.67

Distributions:

Dividends from investment
   income--net                                        (.35)    (.69)          (.69)            (.71)          (.73)        (.75)

Dividends from net realized
   gain on investments                                (.09)    (.11)          (.24)            (.07)            --            --

Total Distributions                                   (.44)    (.80)          (.93)            (.78)          (.73)        (.75)

Net asset value, end of period                       13.71     14.01         15.43            15.22          14.94         14.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                  1.93(b)   (4.22)         7.74             7.31           5.17         20.93
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                        .98(b)      .93           .93             .92            .92           .94

Ratio of net investment income

   to average net assets                            5.03(b)     4.65          4.50            4.78           4.99          5.27

Portfolio Turnover Rate                            10.53(c)    35.87         34.48           74.84          53.74         74.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     123,575  128,995        134,432         128,811        135,413       146,207

(A) EXCLUSIVE OF SALES CHARGE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                              May 31, 2000                                Year Ended November 30,
                                                                    ----------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.01          15.43        15.22         14.94          14.93         13.02

Investment Operations:

Investment income--net                                 .31            .61          .61           .63            .65           .67

Net realized and unrealized
   gain (loss) on investments                         (.22)         (1.31)         .45           .35            .01          1.91

Total from Investment Operations                       .09           (.70)        1.06           .98            .66          2.58

Distributions:

Dividends from investment
   income--net                                        (.31)         (.61)         (.61)          (.63)         (.65)         (.67)

Dividends from net realized
   gain on investments                               (.09)         (.11)         (.24)          (.07)            --           --

Total Distributions                                  (.40)         (.72)         (.85)          (.70)         (.65)         (.67)

Net asset value, end of period                       13.70        14.01         15.43          15.22          14.94         14.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(A)                                1.28(b)        (4.71)          7.20          6.77           4.61         20.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              1.49(b)          1.44          1.44          1.44           1.44          1.46

Ratio of net investment income

   to average net assets                           4.51(b)          4.11          3.99          4.26           4.45          4.72

Portfolio Turnover Rate                           10.53(c)         35.87         34.48         74.84          53.74         74.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      40,981        51,792        83,437       80,142          71,392        66,873

A   EXCLUSIVE OF SALES CHARGE.

B   ANNUALIZED.

C   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended

                                              May 31, 2000                                 Year Ended November 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         1999         1998           1997           1996       1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.02         15.43        15.23         14.95          14.93         14.61

Investment Operations:

Investment income--net                                 .29           .58          .57           .60            .62           .14

Net realized and unrealized
   gain (loss) on investments                         (.22)        (1.30)         .44           .35            .02           .32

Total from Investment Operations                       .07          (.72)        1.01           .95            .64           .46

Distributions:

Dividends from investment
   income--net                                       (.29)         (.58)         (.57)          (.60)         (.62)         (.14)

Dividends from net realized
   gain on investments                               (.09)         (.11)         (.24)          (.07)            --           --

Total Distributions                                  (.38)         (.69)         (.81)          (.67)         (.62)         (.14)

Net asset value, end of period                       13.71        14.02         15.43          15.23          14.95         14.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                1.04(c)        (4.86)          6.87          6.50           4.43         14.19(c)
------------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to
   average net assets                              1.75(c)          1.66          1.62          1.69           1.59          1.74(c)

Ratio of net investment income

   to average net assets                           4.28(c)          3.91          3.63          4.08           3.98          4.00(c)

Portfolio Turnover Rate                           10.53(d)         35.87         34.48         74.84          53.74         74.11
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,920         2,542         1,588            87            485             1

(A) FROM SEPTEMBER 11, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO NOVEMBER 30, 1995.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each
business    day    by    an    independent   pricing   service   ("  Service"

approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC, a wholly-owned subsidiary of the Manager, retained $430 during the period ended May 31, 2000 from commissions earned on sales of the fund's shares.


(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2000, Class B and Class C shares were charged $112,426 and $8,456, respectively, pursuant to the Plan, of which $53,712 and $3,813 for Class B and Class C shares, respectively, were paid to DSC.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2000, Class A, Class B and Class C shares were charged $156,881, $56,213 and $2,819, respectively, pursuant to the Shareholder Services Plan, of which $78,372, $26,856 and $1,271 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $47,399 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an
annual    fee    of    $50,000    and    a     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fee of $6,500 for each meeting attended in person and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Director Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieved emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2000, amounted to $17,894,330 and $32,554,496 respectively.

At  May  31,  2000,  accumulated  net unrealized depreciation on investments was
$3,346,405,   consisting   of   $1,775,625  gross  unrealized  appreciation  and
$5,122,030 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Premier New York Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   021SA005